UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported:  July 2, 2009

                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

NOTICE OF EARNINGS RELEASE AND WEBCAST

AMR Corporation (AMR), parent company of American Airlines, Inc., anticipates announcing second quarter 2009 earnings on Wednesday, July 15, 2009. In conjunction with the announcement, on that date AMR will host a conference call with the financial community at 2pm Eastern Time. During this conference call, senior management of AMR will review, among other things, details of AMR's second quarter financial results, the industry environment, recent strategic and cost reduction initiatives, the revenue environment, cash flow results, liquidity measures, capital requirements and any special items and will, as well, provide an outlook for the future.

A live webcast of this call will be available on the Investor Relations page of the American Airlines website (www.aa.com/investorrelations). A replay of the webcast will also be available for several days following the call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  July 2, 2009